Income Taxes	12 Months Ended
Dec. 31, 2019
Income Tax Disclosure [Abstract]
Income Taxes

10. Income Taxes

Significant components of the income tax expense are as follows (in thousands):

	Year ended December 31,
	2019	2018	2017
Current
Federal	$—	$—	$—
State	1	1	1
Foreign	—	1,698	—
Total current provision	1	1,699	1
Deferred
Federal	—	—	—
State	—	—	—
Total Deferred	—	—	—
Income Tax Expense	$1	$1,699	$1

The (benefit) provision for income taxes differs from the amount of income tax determined by applying the applicable U.S. statutory federal income tax rate to pretax income as a result of the following differences:

	Years Ended December 31,
	2019	2018	2017
Federal statutory rate	21.0%	21.0%	34.0%
Adjustments for tax effects of:
State taxes, net	—%	6.1%	5.7%
Withholding Tax	—%	(3.6)%
Permanent adjustments	(1.4)%	(1.0)%	(4.5)%
Tax Cuts and Jobs Act	—%	—%	(3.7)%
Net operating loss carryovers not recognized	(18.8)%	(22.1)%	(30.4)%
Valuation allowance	1.1%	(5.9)%	(1.0)%
Other	(1.9)%	1.9%	(0.1)%
Effective income tax rate	—%	(3.7)%	—%

Deferred taxes are recognized for temporary differences between the basis of assets and liabilities for financial statement and income tax purposes. Significant components of the Company’s deferred taxes are as follows (in thousands):

	December 31,
	2019	2018
Deferred tax assets:
Depreciation and amortization	$32	$—
Deferred license revenue	—	10
Share-based compensation	3,793	3,432
Debt discount	79	137
Lease liability	935	644
Accrued liabilities and other	288	1,134
Total deferred tax assets	5,127	5,357
Less valuation allowance	(4,386)	(5,107)
Net deferred tax assets	$741	$250

Deferred tax liabilities:
Right of use asset	$(739)	$—
Depreciation and amortization	—	(250)
Other	(2)	—
Total Deferred tax liabilities	$(741)	$(250)
Net deferred taxes	$—	$—

The Company has evaluated the positive and negative evidence bearing upon the realizability of its deferred tax assets. Based upon the Company’s history of operating losses, the Company has concluded that it is more likely than not that the benefit of its deferred tax assets will not be realized. Accordingly, the Company has provided a full valuation allowance for deferred tax assets as of December 31, 2019 and 2018. During 2019 and 2018, the valuation allowance decreased by $0.7 million and increased by $2.6 million, respectively.

The Company has federal and California net operating loss carryforwards which may be available to offset future income tax liabilities. As of December 31, 2019, the Company has federal net operating losses of $231.0 million, of which, $136.6 million begin expiring in 2028 unless previously utilized and $94.4 million that do not expire but are limited to 80% of taxable income in a given year. The Company has state net operating loss carryforwards of $76.0 million that begin to expire in 2028 unless previously utilized as of December 31, 2018. Excluded from the California net operating loss carryforward are net operating losses for the years ended December 31, 2013 through 2017 and 2019 which are impacted by a California Supreme Court ruling issued on December 31, 2015. This ruling held that taxpayers must use the single sales factor market based sourcing method in determining their California apportionment. As a result of the ruling, the Company has completed an analysis to determine the re-apportionment of its losses to California using the required single sales factor market sourcing method for 2013 through 2017 and 2019. In doing so, the Company treated its passive interest income as California-source income which results in a 100% apportionment percentage to California. While this portion may not reach the more-likely-than-not recognition threshold, the Company has excluded a cumulative net operating loss of $167.9 million from its California net operating loss carryforward.

As of December 31, 2019, the Company has federal and California research and development tax credit carryforwards of $29.2 million and $7.1 million, respectively. The federal research and development tax credits begin to expire in 2028 unless previously utilized. The California credits do not expire.

Pursuant to Internal Revenue Code (IRC) Sections 382 and 383, annual use of a company’s net operating loss and tax credit carryforwards may be limited if there is a cumulative change in ownership of greater than 50% (by value) within a three-year period. The amount of the annual limitation is determined based on the value of the Company immediately prior to the ownership change. Subsequent ownership changes may further affect the limitation in future years. The Company has completed several equity offerings since its inception which may have resulted in a change in control as defined by Sections 382 and 383 of the IRC, or could result in a change in control in the future. The Company has not completed an IRC Section 382 and 383 analysis regarding the limitation of net operating loss and research and development credit carryforwards. Until such an analysis has been completed, the Company has removed the deferred tax assets for net operating losses of $53.8 million and federal and California research and development credits of approximately $34.8 million from its deferred tax asset schedule, and has recorded a corresponding decrease to its valuation allowance. When this analysis is finalized, the Company plans to update its unrecognized tax benefits accordingly. The Company does not expect this analysis to be completed within the next 12 months and, as a result, the Company does not expect that the unrecognized tax benefits will change within 12 months of this reporting date. Due to the existence of the valuation allowance, future changes in the Company’s unrecognized tax benefits will not impact the Company’s effective tax rate.

The Company’s policy is to record interest and penalties relating to uncertain tax positions as a component of income tax expense. As of December 31, 2019 and 2018, there was no accrued interest or penalties for uncertain tax positions.

The Company is subject to taxation in the U.S. and various state jurisdictions. As of December 31, 2019, the Company’s tax years beginning 2007 to date are subject to examination by federal and California taxing authorities due to the carry forward of unutilized net operating losses and research and development tax credits. To the extent the Company has tax attribute carryforwards, the tax years in which the attribute was generated may still be adjusted upon examination by the Internal Revenue Service or state tax authorities to the extent utilized in a future period.